Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series
1994-1


Original Principal Class A
            307,500,000.00
Number of Class A Bonds ($1,000)
            307,500
Original Principal Class B
            22,500,000.00
Number of Class B Bonds ($1,000)
                  22,500

Distribution Date
                              Total 1997
Days

CLASS A
Beginning Class A Principal Balance
Beg Class A Percentage
Principal Distribution
                              102,500,000.00
Principal Payment Factor (per $1,000)
                              333.33
Ending Class A Principal Balance
Ending Class A Percentage
Class A Interest Distribution
                              1,526,822.92
Interest Payment Factor (per $1,000)
                                    4.97
Total Class A Distribution Amount
                              104,026,822.92
Total Distribution Pymt Factor (per $1,000)
                              338.30
Class B
Beginning Class B Principal Balance
Beg Class B Percentage
Principal Distribution
                              22,500,000.00
Principal Payment Factor (per $1,000)
                              1,000.00
Ending Class B Principal Balance
Ending Class B Percentage
Class B Interest Distribution
                              707,812.50
Interest Payment Factor (per $1,000)
                              31.46
Total Class B Distribution Amount
                              23,207,812.50
Total Distribution Pymt Factor (per $1,000)
                              1,031.46

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series
1994-2

Original Principal Class A
            307,500,000.00
Number of Class A Bonds ($1,000)
            307,500
Original Principal Class B
            22,500,000.00
Number of Class B Bonds ($1,000)
                  22,500

Distribution Date
                              Total 1997
Days

CLASS A
Beginning Class A Principal Balance
Beg Class A Percentage
Principal Distribution
                                    0.00
Principal Payment Factor (per $1,000)
                                    0.00
Ending Class A Principal Balance
Ending Class A Percentage
Class A Interest Distribution
                              23,985,000.00
Interest Payment Factor (per $1,000)
                              78.00
Total Class A Distribution Amount
                              23,985,000.00
Total Distribution Pymt Factor (per $1,000)
                              78.00
CLASS B
Beginning Class B Principal Balance
Beg Class B Percentage
Principal Distribution
                                    0.00
Principal Payment Factor (per $1,000)
                                    0.00
Ending Class B Principal Balance
Ending Class B Percentage
Class B Interest Distribution
                              1,800,000.00
Interest Payment Factor (per $1,000)
                              80.00
Total Class B Distribution Amount
                              1,800,000.00
Total Distribution Pymt Factor (per $1,000)
                              80.00